SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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Foundry Partners Fundamental Small Cap Value Fund

(formerly Dreman Contrarian Small Cap Value Fund)

a series of

Valued Advisers Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

June 28, 2016

Dear Shareholder:

Enclosed are a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Foundry Partners Fundamental Small Cap Value Fund (formerly Dreman Contrarian Small Cap Value Fund) (the “Fund”), a series portfolio of the Valued Advisers Trust (the “Trust”). The Meeting is scheduled for August 15, 2016 and will be held at 9:00 a.m. Eastern Time at the offices of the Trust (225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246). If you are a shareholder of record as of the close of business on June 15, 2016, you are entitled to vote at the Meeting and any adjournment thereof.

Dreman Value Management, LLC (“Dreman”) has served as the investment adviser to the Fund since the Fund’s inception on December 31, 2003. At the Meeting, shareholders will be asked to approve a new investment advisory agreement between a new adviser, Foundry Partners, LLC (“Foundry”), and the Trust on behalf of the Fund. The new investment advisory agreement (the “New Agreement”) has the same advisory fee as the prior investment advisory agreement and is substantially similar in all other terms (the “Prior Agreement”). You are being asked to approve the New Agreement because the Prior Agreement terminated following the transaction described below.

In a transaction that closed June 20, 2016, Foundry agreed to purchase certain assets of Dreman, including the Prior Agreement (the “Transaction”). As part of this Transaction, certain personnel of Dreman agreed to join Foundry including Mark Roach and Mario Tufano—two of the Fund’s three portfolio managers.

You should note that no changes are planned to the principal investment strategies for the Fund following the transaction, nor is the changing of the name intended to imply any change in the Fund’s investment objective or principal investment strategies. The Fund’s daily operations and investment activities are not expected to be affected in any way. Most of the Fund’s portfolio managers will become employees or officers of Foundry. Additionally, under the New Agreement, there will be no increase in any fees that the Fund pays to the adviser, and Foundry has agreed to cover all expenses related to this solicitation. Foundry has also agreed to limit the Fund’s expenses through August 31, 2017.

The Transaction resulted in an assignment and, therefore, the termination of the Prior Agreement. Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the automatic termination of an advisory contract when it is assigned. Therefore, the Board of Trustees (the “Board”) and trust management are asking shareholders of the Fund to vote to approve the New Agreement so that the management of the Fund may continue without interruption.

At a meeting held on June 7 and 8, 2016, the Board approved the New Agreement with Foundry. At the same meeting, the Board approved an interim investment advisory agreement with Foundry, which became effective on June 20, 2016. Under this interim agreement, Foundry can provide advisory services to the Fund for up to 150 days from the termination of the Prior Agreement (the “Interim Agreement”). Compensation earned by Foundry under the Interim Agreement will be held in an interest-bearing escrow account for the earlier of a shareholders vote on the New Agreement or the expiration of the 150-day interim period. If the Fund’s shareholders approve the New Agreement before the expiration of the Interim Agreement, the Fund will pay Foundry the compensation (plus interest) payable under the Interim Agreement. But if the New Agreement is not approved by shareholder prior to the expiration of the interim period, Foundry will only receive the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest).

I am writing on behalf of the Board to ask for your prompt vote for the approval of the New Agreement. The Board has carefully reviewed the proposal and the Board unanimously recommends that you vote FOR the proposal.

It is very important to receive your vote before August 15, 2016. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet at proxyonline.com/docs/dremanscv.pdf. You should use the enclosed instructions to vote by telephone or over the Internet.

I appreciate your participation and prompt attention to this matter.

Sincerely,

R. Jeffrey Young

Trustee, Chairman, and President

Foundry Partners Fundamental Small Cap Value Fund

(formerly Dreman Contrarian Small Cap Value Fund)

a series of

Valued Advisers Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be
held on August 15, 2016. This Proxy Statement is Available online at the Following Website:

Proxyonline.com/docs/dremanscv.pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Foundry Partners Fundamental Small Cap Value Fund (formerly Dreman Contrarian Small Cap Value Fund) (the “Fund”):

Notice is hereby given that a special meeting of the shareholders of the Fund (the “Special Meeting”) will be held on August 15, 2016 at 9:00 a.m. Eastern Time at the offices of the Trust, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve an investment advisory agreement between Foundry Partners, LLC and Valued Advisers Trust on behalf of the Fund; and

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees (the “Board”) recommends you vote FOR the Proposal identified in this Proxy Statement. The Board has fixed the close of business on June 15, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at proxyonline.com/docs/dremanscv.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-330-5897.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board,

Vice President and Secretary Valued Advisers Trust

June 28, 2016

PROXY STATEMENT

Foundry Partners Fundamental Small Cap Value Fund

(formerly Dreman Contrarian Small Cap Value Fund)

a series of

Valued Advisers Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Valued Advisers Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on August 15, 2016 at 9:00 a.m. Eastern Time and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on June 15, 2016 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement, and the enclosed proxy card are first being mailed to shareholders on approximately July 5, 2016.

The Trustees recommend that you vote:

1.	For the approval of an investment advisory agreement for the Foundry Partners Small Cap Value Fund (formerly Dreman Contrarian Small Cap Value Fund) between Foundry Partners, LLC and the Trust; and

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Shareholders of the Fund will vote on the Proposal. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the Proposal.

PROPOSAL

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

Dreman Value Management, LLC (“Dreman”) has served as the investment adviser to the Foundry Partners Small Cap Value Fund (formerly Dreman Contrarian Small Cap Value Fund) (the “Fund”) since its inception in December 31, 2003 as a portfolio series of the Dreman Contrarian Funds, a Delaware statutory trust (the “Predecessor Trust”). On February 28, 2013, the Fund was reorganized from the Predecessor Trust as a new portfolio series of the Trust. On June 20, 2016, Dreman sold certain of its assets to Foundry Partners, LLC (“Foundry”), an investment advisory firm that provides discretionary management of client assets for high net worth individuals, pension and profit sharing plans, trusts, estates, charitable organization, and other legal entities. The assets include the Dreman’s Small and Mid Cap Value product lines. As of April 30, 2016, Foundry had approximately $1.7 billion in assets under management. Foundry is owned by Foundry Management Partners, LLC (a company owned by employees of Foundry) and Rosemont Partners III, LP a Delaware limited partnership (the “Transaction”). Following the Transaction, Foundry is expected to have nearly $2.8 billion in assets under management. In addition to the purchase of assets, three Dreman personnel are joining Foundry, including Mark Roach, Mario Tufano, and David Greenberg. Mr. Roach will become a Managing Director and a member of the Investment Management Committee. Mr. Tufano will be joining Foundry as a portfolio manager for the Small and Mid Cap Value product lines. Mr. Greenberg will be joining Foundry as a Senior Trader and will oversee the trading efforts of these product lines. Messrs. Roach and Tufano will continue to manage the portfolio of the Fund, but Mr. David N. Dreman will no longer be a co-portfolio manager.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in an assignment of the investment advisory agreement between Dreman and the Trust (the “Prior Agreement”). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. As a result, the Prior Agreement terminated upon the closing of the Transaction. Accordingly, shareholders of the Fund are being asked to approve a new management agreement between Foundry and the Trust (the “New Agreement”) so that management of the Fund may continue without interruption.

If approved by shareholders of the Fund, the New Agreement will become effective on the shareholder meeting date, including any adjournments or postponements thereof (the “Effective Date”). Foundry has entered into a new expense limitation agreement that will limit the Fund’s Total Annual Operating Expenses to 1.25%, which is the same as the current expense limit with Dreman, until August 31, 2017.

As part of the Transaction, the Fund’s name will change to the Foundry Partners Fundamental Small Cap Value Fund. Additionally, the Class A shares of the Fund will be converted into the existing Retail Class shares. This conversion of Class A shares to Retail Class shares will not result in any fees to shareholders, nor will there be any tax consequences as a result of the conversion. Class A shares and the Retail Class shares are identical in all material respects except that Class A shares are generally subject to a front-end sales load. This conversion will allow the purchase of shares in a class of shares without a front-end sales load. The Transaction will not result in any changes to the investment objective or principal investment strategies, nor is the changing of the name intended to imply any change in the Fund’s investment objective or principal investment strategies. After the Effective Date, Foundry will serve as the Fund’s investment adviser. None of the Fund’s other service providers will change in connection with the Transaction.

For the purposes of the below sections, the “Adviser” constitutes either or both Dreman under the Prior Agreement and Foundry under the New Agreement, as applicable.

The Prior Agreement

The Prior Agreement for the Fund was initially approved by the Fund’s shareholders on February 8, 2013, in conjunction with the Fund’s reorganization into the Trust. On December 9-10, 2014, the Prior Agreement was continued for a one-year term by the Board and, most recently, on December 8-9, 2015, the Prior Agreement was continued for an additional one-year term by the Board. The following table presents the advisory fees paid by the Fund to Dreman and the fees waived by Dreman pursuant to an expense limitation agreement:

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees Paid
October 31, 2013(1)	$684,309	($215,534)	$468,775
October 31, 2014	$1,132,936	($166,367)	$966,569
October 31, 2015	$1,286,733	($67,514)	$1,219,219

(1)	For the period December 11, 2012 through October 31, 2013.

The Interim Agreement

At its June 7-8, 2016 meeting (the “June Meeting”), the Board reviewed and approved an interim investment advisory agreement between Foundry and the Trust on behalf of the Fund (the “Interim Agreement”). The Interim Agreement took effect on the closing of the Transaction and will continue in effect for a term ending on the earlier of 150 days from its effective date or the date that shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and except that the date and parties of the Interim Agreement were made current. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Fund’s shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus any interest earned thereon) payable under the Interim Agreement will be paid to Foundry. However, if the New Agreement is not approved, only the lesser of the costs incurred (plus any interest earned thereon) or the amount in the escrow account (plus any interest earned thereon) will be paid to Foundry.

In conjunction with the implementation of the Interim Agreement, Foundry has entered into an expense limitation agreement to cap fees at 1.25%, which is described in more detail in the next section. This interim expense limitation agreement will continue in effect until the expiration or termination of the Interim Agreement. Foundry has agreed that it will not seek recoupment of any amounts waived or reimbursed during this interim period although any amounts that it has waived and/or reimbursed may be recouped in the future if shareholders approve the New Agreement and the terms and conditions for recoupment are satisfied as described below.

The Terms of the Prior Agreement, the New Agreement, and the New Expense Limitation Agreement

At the June Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between Foundry and the Trust, and recommended that shareholders approve the New Agreement. If approved by shareholders, the New Agreement will begin on the Effective Date. The New Agreement is substantially similar to the Prior Agreement in all material respects. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A. The annualized advisory fee rate under the Prior Agreement and the New Agreement is 0.85% of the Fund’s average daily net assets.

Under the New Agreement, Foundry, subject to the supervision of the Board, will provide the Fund with investment research, advice, and supervision and shall furnish continuously an investment program for the Fund, consistent with its investment objectives and policies. Foundry shall determine the Fund’s portfolio investments, including what securities shall be bought, held, or sold and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the New Agreement and the Fund’s registration statement, each as may be amended.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue annually so long as its renewal is specifically approved by (a) a majority of the Trustees, including those who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, or (b) by vote of a majority of the voting securities of the Fund. The New Agreement may be terminated, without the payment of any penalty, at any time upon 60 days’ notice by the Board, Foundry, or a vote of a majority of the outstanding voting securities of the Fund. The New Agreement will terminate automatically in the event of its assignment. The New Agreement and the Prior Agreement subject Foundry to the same standard of care and liability.

Foundry has entered into a new expense limitation arrangement whereby it has contractually agreed to waive or limit its fees and to reimburse certain other expenses of the Fund until at least August 31, 2017, to limit Total Annual Fund Operating expenses of each share class to 1.25%. This contractual arrangement may only be terminated by mutual consent of Foundry and the Board, and it will automatically terminate if the New Agreement is no longer in effect. This operating expense limit does not apply to: interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, acquired fund fees and expenses, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. Foundry may be entitled to recoup the sum of all fees previously waived or expenses reimbursed under the new expense limitation agreement and the interim expense limitation agreement during any of the previous three (3) years during which Foundry has served as the investment adviser to the Fund, less any reimbursement previously paid, provided total expenses do not exceed the limitation in place at the time the waiver/reimbursement occurred. Foundry will not be able to recoup amounts previously waived and/or reimbursed by Dreman. If the Fund’s shareholders approve the New Agreement, it is expected that it would become effective on the shareholder meeting date, including any adjournments or postponements thereof.

Board Considerations in Approving the New Agreement

At the June Meeting, the Board considered the approval of the New Agreement between Foundry and the Trust for the Fund. Foundry provided written information to the Board to assist its considerations.

The Board discussed the existing arrangements between Dreman and the Trust for the Fund, as well as the anticipated arrangements once Foundry assumes responsibilities as investment adviser. Counsel discussed with the Trustees the types of information and factors that the Board should consider in order to make an informed decision regarding the approval of the New Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by Foundry; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by Foundry from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) Foundry’ practices regarding possible conflicts of interest and other benefits to be derived by Foundry from managing the Fund.

The Trustees expressed the view that, although they were considering the New Agreement with Foundry, they believed they should take into account their prior experience with the portfolio managers who managed the Fund and would be managing the Fund – that is, they noted that Messrs. Roach and Tufano are joining Foundry as portfolio managers specifically responsible for managing the Fund. The Trustees reflected upon their experience with the portfolio managers, including the information furnished for the Board’s review and consideration at previous Board meetings, as well as information specifically prepared or presented at the June Meeting. The Board noted that one of the portfolio managers of the Fund, David Dreman, would not be transitioning to Foundry, and they expressed the view that this should not diminish the level of services provide to the Fund, especially in light of the perceived additional support that would be provided by Foundry and the general view that Messrs. Roach and Tufano had been primarily responsible for the day-to-day management of the Fund recently.

The Board noted that it had recently conducted an annual review and renewal of the investment advisory agreement between the Trust and Dreman with respect to the Fund at its quarterly meeting held on December 8 and 9, 2015. In this regard, Counsel noted that the responses to the prior Dreman 15c response were similar in light of the nature of the transaction (i.e., it is a team lift out). In addition to the comparative information provided at this December meeting, the Board requested and received information and reports relevant to the consideration of the approval of the New Agreement, including: (i) proposals regarding the services and support that Foundry would provided to the Fund and its shareholders; (ii) presentations by Foundry addressing its investment philosophy, investment strategy, personnel, operations, and compliance program; (vi) disclosure information contained in Foundry’s Form ADV; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Foundry, such as its financial condition, personnel and services, investment performance, estimated Fund expenses, compliance program, legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund and performance of other accounts to be managed by Foundry similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) conflicts of interest and benefits to be realized by Foundry from its relationship with the Fund. In considering the foregoing, the Board also considered the ability of Foundry to continue to provide a similar level and quality of services to the Fund as previously provided by Dreman. The Trustees observed that certain portfolio and trading personnel of Dreman, including two of the portfolio managers responsible for managing the Fund, would continue in similar capacities with Foundry. The Trustees further noted that Foundry represented that no significant changes to the Fund’s management or operations were anticipated. Accordingly, the Trustees expressed the view that their previous experiences with Dreman were relevant to their consideration of each of the factors described below. The Board did not identify any particular factor that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by the adviser. In this regard, the Board considered responsibilities that Foundry would have under the New Agreement. The Trustees considered the services to be provided by Foundry to the Fund and the Trustees experience with Dreman in providing similar services, including without limitation: the quality of advisory services (including research and recommendations on portfolio securities), the process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, the coordination of services for the Fund among the its service providers, and efforts to promote the Fund and grow its assets. The Trustees further considered Dreman’s prior continuity of, and commitment to retain, qualified personnel and the fact that Foundry appeared to have this same level of commitment, Dreman’s past and Foundry’s anticipated commitment to maintain appropriate resources and systems, and Dreman’s past and Foundry’s anticipated cooperation with the Board, Trust Management, and Counsel. The Trustees considered the education and experience of Foundry personnel and Foundry’s compliance program, as well as the education and experience of the two portfolio managers who would be transitioning from Dreman to Foundry. The Trustees specifically acknowledged the fact that most of the personnel associated with the day-to-day management of the Fund at Dreman would remain intact at Foundry. After considering the foregoing information and further information in the meeting materials provided by Dreman and Foundry, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed by Foundry will be satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the adviser. In considering the investment performance of the Fund, the Trustees compared the performance of the Fund to the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also considered the consistency of the portfolio managers’ management of the Fund with its investment objective, strategies, and limitations. The Trustees further considered the performance of other clients managed by the portfolio managers that are moving from Dreman to Foundry. After reviewing and discussing the investment performance of the Fund, the experience of the portfolio managers in managing the Fund, the Fund’s and Foundry’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and its portfolio managers was and should continue to be satisfactory.

3.

The costs of the services to be provided and profits to be realized by the adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by Foundry from the relationship with the Fund, the Trustees considered: (1) Foundry’s financial condition; (2) the current and projected asset levels of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Foundry regarding its expected profits associated with managing the Fund. The Trustees also considered potential benefits for Foundry in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee and net expense ratio is below the average and median for funds of similar size and class structure in the Fund’s Morningstar category. The Board also reviewed the Fund’s management fee and net expense ratio relative to certain select peers identified by Foundry as competitive funds, noting that the Fund’s management fee is below the peer group’s average and median, but the Fund’s net expense ratio is slight above the peer group average and median. The Trustees acknowledged the commitment of Foundry to continue to limit the expenses of the Fund going forward at levels that were currently in place. Based on the foregoing, the Board concluded that the fees to be paid to Foundry by the Fund and the anticipated profits to be realized by Foundry, in light of all the facts and circumstances, are fair and reasonable in relation to the nature and quality of the services to be provided by Foundry.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s proposed fee arrangements with Foundry, noting that the proposed management is the same as the current fee paid to Dreman. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders could experience benefits from the Fund’s expense limitation arrangement. The Trustees noted that the Fund, at its current asset levels, was operating right at the capping level of the expense limitation arrangement. The Trustees expressed the view that the expense limitation arrangements were more beneficial than breakpoints in an advisory fee structure in that the expense limitation arrangement provided substantially similar benefits as breakpoints without the Fund having to achieve high asset levels and it provided an element of assurance that the overall fees of the Fund would remain no higher than the cap in the event assets of the Fund were to decline. The Trustees noted that once the Fund’s expenses fell below the expense limit, the Fund’s shareholders would continue to benefit from the economies of scale under the Fund’s agreements with service providers other than Foundry – the Trustees expressed the view that this weighed favorably on the assessment of economies of scale as Foundry determined to continue to manage the Fund in the Trust as a result of this structure rather than seek to reorganize the Fund to another service provider. In light of its ongoing consideration of the Fund’s current and expected asset levels and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, are fair and reasonable, economies of scale are and would continue to be realized in light of all of the arrangements that would be in place with Foundry serving as the investment adviser to the Fund.

5.

Possible conflicts of interest and benefits to the adviser. In considering Foundry’s mitigation of conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel to be assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and Foundry’s other accounts (including the use of soft dollars); and the substance and anticipated administration of Foundry’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to potential conflicts of interest. In addition to the fees associated with managing the Fund and the potential for using soft dollars, the Trustees noted the Adviser’s potential benefit of the publicity associated with managing a public mutual fund and promoting the brand of the Adviser. Based on the foregoing, the Board determined that the standards and practices of Foundry relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Fund are acceptable.

Information Concerning Foundry

Foundry, located at 510 First Avenue North, Suite 409, Minneapolis, MN 55403, was formed in 2012. Foundry provides discretionary management of client assets for high net worth individuals, pension and profit sharing plans, trusts, estates, charitable organization, and other legal entities. As of December 31, 2015, Foundry had approximately $1.2 billion in assets under management and that amount had grown to approximately $1.7 billion in assets under management as of April 30, 2016. The names, addresses, and principal occupation of the principal executive officers of Foundry are set forth below.

Name and Address	Principal Occupation
Timothy Ford*	Chief Executive Officer
Seamus Murphy*	Partner, Marketing and Client Services
Amy Denn*	Partner, Portfolio Manager
Peter Klein*	Partner, Portfolio Manager
Eric Holmes*	Partner, Portfolio Manager
Mary Jane Matts*	Partner, Portfolio Manager
Stacy Kleven*	Chief Compliance Officer
Sara Saunders*	Chief Financial Officer

*	Address is 510 First Avenue North, Suite 409, Minneapolis, MN 55403.

In addition, after the Transaction, Mr. Roach, portfolio manager to the Fund, will become a Managing Director of Foundry.

Section 15(f) of the 1940 Act

The parties to the Transaction intend for it to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, if two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company because of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden”, as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by Dreman or Foundry of any circumstances arising from the Transaction that might result in the imposition of an unfair burden on the Fund. Moreover, subject to applicable law and applicable fiduciary duties, Foundry, Dreman, and their principals (each, a “Transaction Party”), have each agreed, to the extent within its control, to use their reasonable efforts to assure that Transaction meets the requirements of the provisions of Section 15(f) of 1940 Act. In furtherance of the foregoing, subject to applicable law and the fiduciary duties of each Transaction Party, each Transaction Party has agreed to take such actions as are reasonably within its control to ensure that no unfair burden is imposed on the Fund because of the Transaction.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Trust will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act) for the three-year period after the completion of the Transaction.

PLEASE NOTE, AFFILIATES OF DREMAN, WHO ACT AS TRUSTEES FOR CERTAIN 401(K) PLAN ASSETS, HAVE DISCRETION OVER VOTING OF ASSETS HELD BY SUCH PLAN.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Required Vote. One-third of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting shares”, as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Such shares shall be counted as present on the matter for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of a Proposal, they have the effect of counting as a vote AGAINST that Proposal.

Please note that affiliates of Dreman, who act as trustees for certain 401(k) plan assets, have discretion over voting of assets held by such plan.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation delivered to the Trust, (ii) by a properly executed later-dated proxy received by the Trust, (iii) by an in-person vote at the Special Meeting, or (iv) by written notice of death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to the proxy is counted. Attendance at the Special Meeting will not itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period before the Trust begins to print and send its proxy materials.

Adjournment. If a quorum is not present or represented at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the Special Meeting may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, if they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1-800-247-1014 or write to us at Valued Advisers Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attention: Secretary. The reports for the Fund are also available online at www.sec.gov.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by Foundry. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The Trust has engaged AST Fund Solutions, LLC to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders, as well as vote solicitation and tabulation. The costs of these services are expected be approximately $27,000. By voting immediately, you can help ensure the continued management of the Fund without disruption.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to AST Fund Solutions, LLC, 55 Challenger Road, Ridgefield Park, NJ 07660 or made by telephone by calling 1-800-330-5897.

Outstanding Shares. The shares outstanding of the Fund as of June 15, 2016 are: 6,961,818.866.

Beneficial Ownership. The table below sets forth the names, addresses, and percentage ownership of those shareholders known by the Trust to own or record or beneficially 5% or more of the outstanding shares of a class of the Fund as of June 15, 2016.

Name and Address of Owner	Number of Shares	Percentage Ownership		Share Class
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104-4122	3,326,052.1680 905,915,543 42,215.891	69.80 44.43 25.57	% % %	Institutional Class Retail Class Class A
National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008	608,123.711	29.83%		Retail Class
TD AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 6t8103	168,608,985	8.27%		Retail Class
UBS Financial Services, Inc. 33 S. 6th St. Minneapolis, MN 55402	10,778.042	6.53%		Class A
MG Trust Company Suite 1300 Denver, CO 80202	9,874.830	5.87%		Class A
Raymond James & Associates, Inc. P.O. Box 23559 St. Petersburg, FL 33742	13,701,543	8.30%		Class A

As of June 15, 2016, the Trustees and Officers of the Trust did not own shares of the Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser. As of June 20, 2016, Foundry Partners, LLC, located at 510 First Avenue North, Suite 409, Minneapolis, MN 55403, serves as the interim investment adviser to the Fund. Foundry is majority owned by Foundry Management Partners, LLC (a company owned by employees of Foundry), which owns 65% of the adviser, and Rosemont Partners III, LP. The general partner to Rosemont Partners, LP is Rosemont Partners III, LP. Prior to June 20, 2016, Dreman Value Management, LLC, located at 1515 North Flagler Drive, Suite 920, West Palm Beach, Florida 33401, served as the investment adviser to the Fund.

Administrator, Fund Accountant and Transfer Agent. Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s administrator, fund accountant and transfer agent. Ultimus is owned by Ultimus Fund Solutions, LLC, the parent company of the Distributor (defined below). The officers of the Trust also are officers or employees of Ultimus.

Distributor. Unified Financial Securities, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter for shares of the Fund.

Custodian. Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is the Custodian of the Fund’s investments.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement between Valued Advisers Trust, a Delaware statutory trust (the “Trust”), on behalf of each series listed on Schedule A, (each, a “Fund”), and Foundry Partners, LLC, a Delaware limited liability company (the “Adviser”), is made as of August         , 2016 (the “Agreement”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and presently offers shares of beneficial interest in separate investment portfolios, each a “series”;

WHEREAS, the Adviser is registered as an investment adviser under the 1940 Act, and engages in the business of asset management and is willing to furnish such services to each Fund on the terms and conditions hereinafter set forth; and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and certain other services to each Fund, as more fully set forth below, and the Adviser is willing to so furnish such services;

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.	ADVISORY SERVICES

The Adviser will regularly provide each Fund with such investment advice as it, in its discretion, deems advisable and will furnish a continuous investment program for each Fund consistent with each Fund’s investment objectives and policies. The Adviser will determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held un-invested, subject always to each Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees for the Trust (the “Board”) may from time to time establish. The Adviser will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of each Fund.

2.	ALLOCATION OF CHARGES AND EXPENSES

The Adviser will pay the compensation and expenses of any persons rendering any services to each Fund who are officers, directors, equity owners or employees of it, and will make available, without expense to each Fund, the services of such of its employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees, and employees of the Trust who are not officers, directors, equity owners or employees of the Adviser will be paid by the Trust.

Each Fund will be responsible for the payment of all operating expenses of each Fund, including fees and expenses incurred by each Fund in connection with membership in investment company organizations; brokerage fees and commissions; legal, auditing and accounting expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; taxes or governmental fees; fees and expenses of the custodian, transfer agent, shareholder service agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of each Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of each Fund; its share of the fees and expenses of trustees of the Trust who are not affiliated with the Adviser; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification for the Trust’s officers and trustees with respect thereto; or any other expense not specifically described above incurred in the performance of each Fund’s obligations. All other expenses not assumed by the Adviser herein, which are incurred by each Fund in connection with its organization, registration of shares, and operations, will be borne by each Fund. Each Fund will also pay expenses, which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

The Adviser may obtain reimbursement from each Fund, at such time or times as it may determine in its sole discretion, for any of the expenses advanced by the Adviser, which each Fund is obligated to pay, and such reimbursement shall not be considered part of its compensation pursuant to this Agreement.

3.	COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, each Fund will pay the Adviser a fee, computed and accrued daily, and paid monthly, at an annual rate as listed on Schedule A, based on the average value of the Fund daily net assets.

The average value of the daily net assets of each Fund shall be determined pursuant to the applicable provisions of the Trust’s Agreement and Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value (“NAV”) of each Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of each Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of each Fund’s net assets may lawfully be determined, on that day. If the determination of the NAV of each Fund has been suspended for a period including such month, the Adviser’s compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month).

The Adviser agrees that the Board may suspend the payment of the advisory fee set forth above if the Adviser fails to follow the directions of the Board as communicated in writing on behalf of the Board by its agents or the Trust’s administrator, and that such suspension may continue until such time as the Adviser reasonably complies with such directions.

4.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of each Fund, it is understood that the Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by it, subject to review of this selection by the Board from time to time. The Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of brokers or dealers and placing of orders, the Adviser is directed at all times to seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Adviser is authorized to select brokers or dealers who also provide brokerage and research services to each Fund and the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Adviser’s overall responsibilities with respect to each Fund and to accounts over which the Adviser exercises investment discretion. Each Fund and the Adviser understand and acknowledge that, although the information may be useful to each Fund and the Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods were reasonable in relation to the benefits to each Fund.

Subject to the provisions of the 1940 Act, and other applicable law, the Adviser, any of its affiliates, or any affiliate of its affiliates may retain compensation in connection with effecting each Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which the Adviser gives any advice to its clients concerning shares of each Fund, the Adviser will act solely as investment adviser for such client and not in any way on behalf of each Fund. The Adviser’s services to each Fund pursuant to this Agreement are not to be deemed exclusive and it is understood that the Adviser may render investment advice, management and other services to others, including other registered investment companies.

5.	LIMITATION OF LIABILITY OF THE ADVISER

The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of their duties under this Agreement, or by reason of reckless disregard by any of such persons of the Adviser’s obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of the Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Adviser’s duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of the Adviser, or one under the control or direction of the Adviser, even though paid by the Adviser.

6.	DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two years from the date of its execution, and from year to year thereafter, subject to annual approval by: (i) the Board; or (ii) a vote of a “majority of the outstanding voting securities” of each Fund, as defined in the 1940 Act; provided that in either event continuance is also approved by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of each Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, the Adviser will continue to serve or act in such capacity for each Fund for the period of time pending required approval of the Agreement, of a new agreement with the Adviser or a different adviser, or other definitive action; provided that the compensation to be paid by each Fund to the Adviser for its services to and payments on behalf of each Fund will be equal to the lesser of the Adviser’s actual costs incurred in furnishing such services and payments or the amount the Adviser would have received under this Agreement for furnishing such services and payments.

This Agreement may, on 60 days’ written notice, be terminated with respect to each Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of each Fund, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment, as such terms is defined in the 1940 Act.

7.	USE OF NAME

The Trust and the Adviser acknowledge that all rights to the name “Foundry Partners” belong to the Adviser, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Adviser ceases to be the investment adviser to each Fund, the Trust’s right to the use of the name “Foundry Partners” shall automatically cease on the 90th day following the termination of this Agreement. The right to the name may also be withdrawn by the Adviser during the term of this Agreement upon 90 days’ written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect, the Adviser’s right to use the name “Foundry Partners” in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

8.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the U.S. Securities and Exchange Commission (the “SEC”) or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “trustees” means and refers to the Trust’s trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may be amended from time to time. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.

10.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.	QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Delaware.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control,” “assignment”, and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order, or interpretation.

12.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attention: Secretary, and the address of the Adviser is 510 First Avenue North, Suite 409, Minneapolis, MN 55403.

13.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

14.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he or she has the full power and authority to sign this Agreement on behalf of the party indicated, and that his or her signature will operate to bind the party indicated to the foregoing terms.

15.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

Signatures located on the next page.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below.

VALUED ADVISERS TRUST, on behalf of each Fund(s) listed on Schedule A	FOUNDRY PARTNERS, LLC

By:	By:
Name: Title:	Name: Title:

SCHEDULE A

To the

INVESTMENT ADVISORY AGREEMENT

Between

VALUED ADVISERS TRUST

And

FOUNDRY PARTNERS, LLC

Dated August         , 2016

Fund	Management Fee*
Foundry Partners Fundamental Small Cap Value Fund (formerly Dreman Contrarian Small Cap Value Fund)	0.85%

*	As a percent of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Foundry Partners Fundamental Small Cap Value Fund

(formerly Dreman Contrarian Small Cap Value Fund)

A SERIES OF VALUED ADVISERS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2016

The undersigned, revoking prior proxies, hereby appoints Carol Highsmith, John Lively, and John Swhear, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Foundry Partners Fundamental Small Cap Value Fund (formerly Dreman Contrarian Small Cap Value Fund) (the “Fund”) to be held at the offices of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on August 15, 2016 at 9:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-330-5897. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 15, 2016. The proxy statement for this meeting is available at:

proxyonline.com/docs/dremanscv.pdf

Foundry Partners Fundamental Small Cap Value Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an investment advisory agreement between Foundry Partners, LLC and Valued Advisers Trust on behalf of the Fund

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

THANK YOU FOR VOTING